Summary of Significant Accounting Policies - Cash as Reported on the Condensed Consolidated Statements of Cash Flows (Details) - USD ($) $ in Thousands	Jul. 31, 2017	Jan. 31, 2017	Jul. 31, 2016	Jan. 31, 2016	Jan. 31, 2015
Accounting Policies [Abstract]
Cash and cash equivalents	$ 68,936	$ 74,186	$ 50,609	$ 35,966
Restricted cash	18,048	15,446	26	28
Cash, cash equivalents and restricted cash	$ 86,984	$ 89,632	$ 50,635	$ 35,994	$ 359,844